CERTIFICATION
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the President of Gallery Trust (the "Trust"), with respect to the Trust’s Form N-CSRS for the period ended September 30, 2018, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: December 7, 2018

              /s/ Michael Beattie
         Michael Beattie
President

CERTIFICATION
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer, Controller and CFO of Gallery Trust (the "Trust"), with respect to the Trust’s Form N-CSRS for the period ended September 30, 2018, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: December 7, 2018

                  /s/ Stephen Connors
            Stephen Connors
                                 Treasurer, Controller and CFO